biorestorative therapies

FORWARD LOOKING STATEMENT

STATEMENTS IN THIS PRESENTATION, INCLUDING THE INFORMATION SET FORTH AS TO THE FUTURE FINANCIAL OR OPERATING PERFORMANCE OF BIORESTORATIVE THERAPIES, INC. (THE “COMPANY”) THAT ARE NOT CURRENT OR HISTORICAL FACTUAL STATEMENTS MAY CONSTITUTE “FORWARD LOOKING” INFORMATION WITHIN THE MEANING OF THE U.S. FEDERAL AND STATE SECURITIES LAWS. WHEN USED IN THIS PRESENTATION, SUCH STATEMENTS MAY INCLUDE, AMONG OTHER TERMS, SUCH WORDS AS “MAY,” “WILL,” “EXPECT,” “BELIEVE,” “PLAN,” “ANTICIPATE,” “INTEND,” “ESTIMATE,” “PROJECT,” “TARGET” AND OTHER SIMILAR TERMINOLOGY. THESE STATEMENTS REFLECT CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS REGARDING FUTURE EVENTS AND OPERATING PERFORMANCE AND SPEAK ONLY AS TO THE DATE OF THIS PRESENTATION. READERS SHOULD NOT PLACE UNDUE IMPORTANCE ON FORWARD LOOKING STATEMENTS AND SHOULD NOT RELY UPON THIS INFORMATION AS OF ANY OTHER DATE.

FORWARD LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS, BUSINESS PLAN OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM OUR EXPECTATIONS OF FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS MAY NOT BE REALIZED DUE TO A VARIETY OF FACTORS, INCLUDING WITHOUT LIMITATION: (I) OUR LIMITED OPERATING HISTORY, LACK OF SIGNIFICANT REVENUES, AND SUBSTANTIAL LOSSES SINCE INCEPTION;(II) OUR ABILITY TO OBTAIN SUFFICIENT FINANCING TO INITIATE AND COMPLETE OUR CLINICAL TRIALS AND FUND OUR OPERATIONS; (III) OUR ABILITY TO TIMELY AND SUCCESSFULLY DEVELOP AND COMMERCIALIZE BRTX-100, OUR LEAD PRODUCT CANDIDATE FOR THE TREATMENT OF CHRONIC LUMBAR DISC DISEASE; (IV) DELAYS IN ENROLLING PATIENTS IN OUR CLINICAL TRIALS; (V) DISRUPTION TO OUR ACCESS TO THE MEDIA (INCLUDING CELL CULTURE MEDIA) AND REAGENTS THE COMPANY IS USING IN THE CLINICAL DEVELOPMENT OF OUR CELL THERAPY PRODUCT CANDIDATES; (VI) FAILURE OF OUR CLINICAL TRIALS TO DEMONSTRATE ADEQUATELY THE SAFETY AND EFFICACY OF OUR PRODUCT CANDIDATES; (VII) OUR LACK OF MANUFACTURING CAPABILITIES TO PRODUCE OUR PRODUCT CANDIDATES AT COMMERCIAL SCALE QUANTITIES AND LACK OF AN ALTERNATIVE MANUFACTURING SUPPLY; (VIII) A LOSS OF OUR EXCLUSIVE LICENSE RIGHTS WITH REGARD TO OUR DISC/SPINE TECHNOLOGY; (IX) SAFETY PROBLEMS ENCOUNTERED BY US OR OTHERS DEVELOPING NEW STEM CELL-BASED THERAPIES; (X) ETHICAL AND OTHER CONCERNS SURROUNDING THE USE OF STEM CELL THERAPY WHICH NEGATIVELY IMPACT THE PUBLIC PERCEPTION OF OUR STEM CELL PRODUCTS AND/OR SERVICES; (XI) OUR LIMITED EXPERIENCE IN THE DEVELOPMENT AND MARKETING OF CELL THERAPIES; (XII) OUR RELIANCE ON NOVEL TECHNOLOGIES THAT ARE INHERENTLY EXPENSIVE AND RISKY; (XIII) SIGNIFICANT PRODUCT LIABILITY CLAIMS AND LITIGATION TO WHICH THE COMPANY MAY BE SUBJECT, INCLUDING POTENTIAL EXPOSURE FROM THE USE OF OUR PRODUCT CANDIDATES IN HUMAN SUBJECTS; (XIV) OUR INABILITY TO OBTAIN REIMBURSEMENT FOR OUR PRODUCTS AND SERVICES FROM PRIVATE AND GOVERNMENTAL INSURERS; (XV) OUR INABILITY TO PROTECT OUR PROPRIETARY RIGHTS; AND (XVI) COMPLIANCE WITH APPLICABLE FEDERAL, STATE, LOCAL, AND INTERNATIONAL REQUIREMENTS. SEE ALSO “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS – FACTORS THAT MAY AFFECT FUTURE RESULTS AND FINANCIAL CONDITION” SET FORTH IN THE
COMPANY’S MOST RECENT ANNUAL REPORT FILED WITH THE SEC.

MANY OF THESE ISSUES CAN AFFECT THE COMPANY’S ACTUAL RESULTS AND COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN ANY FORWARD LOOKING STATEMENTS MADE BY, OR ON BEHALF OF, THE COMPANY. YOU ARE CAUTIONED THAT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, AND YOU SHOULD NOT PLACE RELIANCE ON THEM. IN FORMULATING THE FORWARD LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION, IT HAS BEEN ASSUMED THAT BUSINESS AND ECONOMIC CONDITIONS AFFECTING THE COMPANY AND THE ECONOMY GENERALLY WILL CONTINUE SUBSTANTIALLY IN THE ORDINARY COURSE. THESE ASSUMPTIONS, ALTHOUGH CONSIDERED REASONABLE AT THE TIME OF PREPARATION, MAY PROVE TO BE INCORRECT.

THE DESCRIPTION OF THE COMPANY AND ITS BUSINESS IN THIS PRESENTATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE MORE DETAILED DESCRIPTION OF THE COMPANY AND ITS BUSINESS IN THE COMPANY’S ANNUAL, QUARTERLY AND CURRENT REPORTS FILED WITH THE SEC.

LEADERSHIP



LANCE ALSTODT
Chairman & CEO

Lance leads BRTX's mission to improve the lives of patients through the use of Regenerative Medicine

Lance spent over 30 years leading, advising and operating companies within the Healthcare sector. He is the founder of MedVest Capital, a Healthcare fund created in 2013 and prior to that led the Medical Technology Investment banking group at Bank of America Merrill Lynch and Leerink Partners.



ROBERT KRISTAL
Chief Financial Officer

Robert has a versatile background of over 25 years on Bay Street and Wall Street

Robert most recently was the DOR for a Healthcare focused Investment Bank. His career has spanned Trading, Sales, Investment Banking and Research.



FRANCISCO SILVA
Vice President of R&D

Francisco has over 20 years of experience in the development of cell based and off the shelf therapeutics.

Francisco has obtained a number of issued patents in cell therapy, and has manuscripts published with regard to translational stem cell research.

COMPANY HIGHLIGHTS

biorestorative therapies

- Disruptive Platform Technologies in Cellular Therapy
- Strong Preliminary Data Indicative of Positive Trial Outcomes
- Active Phase 2 Trial in Spine
- Addressing Multi-Billion Dollar Markets with Unmet Needs
- Opportunity for Key Strategic Partnerships
- Multiple Near-Term Value Enhancing Inflection Points
- Strong Intellectual Property Protection
- Experienced Management Team & Scientific Advisory Board

A Platform Technology

biorestorative therapies

Preclinical | Phase 1 | Phase 2 | Phase 3

Autologous

Spine

- Lumbar
- Cervical
- Thoracic

Musculoskeletal System

- Hips/Knees
- Extremities
- Avascular Zones

Allogeneic

Metabolic

- Type 2 Diabetes
- Obesity
- PCOS

Brown Adipose Stem Cells

- ARDS
- Long Hauler Covid

Gene Modification

- BRTX 200 Polymer/Crispr

CHRONIC LUMBAR DISC DISEASE PROGRAM – PHASE 2

biorestorative therapies

- Lead investigational therapeutic product
- Autologous (patient's own) cell-based biologic
- Hypoxic (low oxygen) cultured, bone marrow-derived
- Single intradiscal injection – anticipated 30 minute in-office procedure
- Prior human data provides insight into the potential safety and efficacy of BRTX-100
- FDA authorized commencement of Phase 2 clinical trial
- Large growing market with few comparable autologous therapies

DISC/SPINE

BRTX-100

MARKET OPPORTUNITY – BRTX 100

biorestorative therapies



258 MILLION American adult population

64.5 MILLION American adults with chronic lower back pain prevalence

32 MILLION American adults with diagnosed and treated disc degeneration

15 MILLION Americans have pain caused by a protruding or injured disc

2.5 MILLION Invasive Surgical Procedures per year $40 billion in surgeries

1. Trinity Partners Report, "Degenerative Disc Disease US Market Assessment (Phase I)," Feb. 2016, Slide 9 of report.

STANDARD OF CARE: CLINICAL AND ECONOMIC PROBLEM

biorestorative therapies

CONSERVATIVE TREATMENTS
OFTEN RECURRENT

ORAL MEDICATION TREATMENT
$1,000 - $2,000
Annually

INJECTION TREATMENT
$8,000 [3]
Annually
$2,000 per injection,
2 injections per treatment -semi-annual treatment

PHYSICAL MEASURES
$20,000 [2]
Annually
$200 per sessions x 2 sessions per week

SIMPLE ELEGANT SOLUTION
INTRODUCE HYPOXIC CULTURED AUTOLOGOUS MSCs

BRTX-100

SINGLE INTRA-DISCAL INJECTION
EXACTLY 40MM CELLS
PROCEDURE TIME ~ 20 minutes

SURGICAL TREATMENTS
WITH RE-OP RATES OFTEN 10-20%

SPINAL FUSION SURGERY
$110,000 [1, 5]

DISCECTOMY
$20,000 - $50,000 [2]

SPINAL FUSION SURGERY
$110,000 [1, 5]

NON-INVASIVE TREATMENT | **NON-INVASIVE TREATMENT** | **INVASIVE TREATMENT**

LOGISTICAL/CLINICAL PROCESS

biorestorative therapies

1 – Clinical Site
Bone marrow and blood collected from subject.

Shipping Cryoport – 2
Sample shipped at ambient to BioRestorative Therapies

3 – Manufacturing
BRTX-100® Manufactured, and QC released

Shipping Cryoport – 4
BRTX-100® shipped frozen to clinical site

5 – Clinical Site
Intradiscal delivery of BRTX-100®

POSITIVE HUMAN DATA

biorestorative therapies

Human data from studies of therapies similar to brtx-100 show reduced pain, increased function, and an absence of significant safety issues with a durable response.

Centeno et al. J Transl Med (2017) 15:197
DOI 10.1186/s12967-017-1300-y

Journal of Translational Medicine

RESEARCH Open Access

CrossMark

Treatment of lumbar degenerative disc disease-associated radicular pain with culture-expanded autologous mesenchymal stem cells: a pilot study on safety and efficacy

Christopher Centeno[1,2], Jason Markle[1], Ehren Dodson[2*], Ian Stemper[2], Christopher J. Williams[1], Matthew Hyzy[1], Thomas Ichim[3] and Michael Freeman[4]

.umar et al. Stem Cell Research & Therapy (2017) 8:262
DOI 10.1186/s13287-017-0710-3

Stem Cell Research & Therapy

RESEARCH Open Access

CrossMark

Safety and tolerability of intradiscal implantation of combined autologous adipose-derived mesenchymal stem cells and hyaluronic acid in patients with chronic discogenic low back pain: 1-year follow-up of a phase I study

Hemant Kumar[1†], Doo-Hoe Ha[2†], Eun-Jong Lee[3†], Jun Hee Park[4], Jeong Hyun Shim[4], Tae-Keun Ahn[5], Kyoung-Tae Kim[6], Alexander E. Ropper[7], Seil Sohn[1], Chung-Hun Kim[8], Devang Kashyap Thakor[9], Soo-Hong Lee[10*] and In-Bo Han[1*]

Original Clinical Science—General

THE TRANSPLANTATION SOCIETY · SOCIÉTÉ DE TRANSPLANTATION · 1966

Intervertebral Disc Repair by Allogeneic Mesenchymal Bone Marrow Cells: A Randomized Controlled Trial

David C. Noriega, MD, PhD,[1] Francisco Ardura, MD, PhD,[1] Rubén Hernández-Ramajo, MD, PhD,[1] Miguel Ángel Martín-Ferrero, MD, PhD,[1] Israel Sánchez-Lite, MD,[2] Borja Toribio, MD,[2] Mercedes Alberca, PhD,[3] Verónica García, PhD,[3] José M. Moraleda, MD, PhD,[4] Ana Sánchez, MD, PhD,[5] and Javier García-Sancho, MD, PhD[5]

DEFINED HEALTH REPORT

biorestorative therapies

In May 2018, Defined Health (a bio-consulting company) conducted a company sponsored blinded study with relevant key opinion leaders to provide an independent review of BRTX-100

DefinedHealth
a CELLO HEALTH business

Key Findings Include:

- Stem-cell therapies have "great potential" to treat cLDD (and related therapeutic areas)
- KOLs had positive reactions to preclinical/clinical data and were "optimistic that the clinical data presented to date is likely to be mirrored in the future [trials]"
- The degree of durability observed in the retrospective analysis of 5 patients from Elabd 2016 study was seen by KOLs as encouraging and exactly the extent of high durability they expect and would like to see from an autologous stem cell therapy
- KOLs anticipate that, if approved, ***BRTX-100*** would be "integrated into the standard of care of eligible cLDD patients"

TRIAL DESIGN

biorestorative therapies

FDA Cleared IND 17275: Phase 2 Randomized, Controlled Study Design in Patients with CLDD

Study Design and Patient Population

- Study includes 99 subjects (2:1 product to placebo)
- 40.000.000 cells/dose
- Included subjects will have only one symptomatic diseased disc
- Primary efficacy endpoint at 12 m, F/U at 24 m
  - Improvement in function: at least 30% increase in function based on Oswestry Disability Index questionnaires (ODI)
  - Reduction of pain: at least 30% decreased in pain as measured using a Visual Analogue Scale (VAS)
- Subjects must have current diagnosis of cLDD, typical pain with degeneration of a single disc confirmed by history, exam, radiography, or other acceptable means
- Subjects will have exhausted previous conservative non-operative therapies

FDA Cleared IND 17275: Phase 2 Randomized, Controlled Study Design in Patients with CLDD

Primary and Secondary Endpoints:

Primary Efficacy Endpoint:

The primary efficacy endpoint is clinical response, defined as at least a 30% decrease in pain as measured on the VAS scale and at least a 30% increase in function based on the ODI at Week 52.

Secondary Efficacy Endpoint:

- Clinical response at Week 26 and Week 104
- Changes from baseline in pain as assessed with the (VAS) score and function (ODI) at Weeks: 2, 12, 26, 52, 104
- Changes from Baseline in function as assessed with the ODI at at Weeks 2, 12, 26, 52, 104
- Changes from Baseline in function as assessed by Roland Morris Disability Questionnaire (RMDQ) at Weeks: 2, 12, 26, 52, 104
- Changes from Baseline function as assessed by Functional Rating Index (FRI) at Weeks: 2, 12, 26, 52, 104
- Changes from Baseline Quality of Life assessment at (SF-12 questionnaire) scores at Weeks: 2, 12, 26, 52, 104

COMPETITIVE LANDSCAPE KEY DIFFERENTIATING FACTORS

KEY ATTRIBUTES	biorestorative therapies	mesoblast
	Hypoxic cultured – in low oxygen environment (5%)	Normoxic cultured – with normal oxygen environment (~20%)
	Autologous – uses patients own stem cells - 40 million	Allogeneic – uses human derived stem cells (not from patient) - 6 million
	Autologous Platelet Lysate Carrier	Hyaluronic Acid Carrier
	100% Animal-Free Manufacturing Process	Animal Products Used in Manufacturing Process

BRTX-100 ADVANTAGES:

- Autologous cells means low to no risk of rejection, greater safety profile (introduction of viral/genetic), potentially streamlined regulatory path
- Hypoxic culturing creates increased cell proliferation, greater plasticity, increased paracrine effect and increased cell survival after application
- Autologous platelet lysate provides growth factors that interact with the cells, allowing for better cell survival
- Low to no risk of safety concerns related to immunological and zoonotic (animal to people) transmission
- Strong runway for value creation with successful clinical results

AUTOLOGOUS PLATFORM



THORACIC
LUMBAR
HIPS
CERVICAL
EXTREMITIES
KNEES
EXTREMITIES

MULTIPLE OPPORTUNITIES

- BRTX 100 is a platform technology with multiple applications
- First Indication is cLDD currently approved for a Phase 2 Clinical Study
- Near term opportunities to leverage platform across other avascular zones
- Stem Cell processing and management opportunities through banking
- Create an “off the shelf” autologous platform

METABOLIC PROGRAM



MIGRAINES, DEPRESSION, PSEUDOTUMOR CEREBRI, OBSTRUCTIVE SLEEP APNEA
CHRONIC OBSTRUCTIVE PULMONARY DISEASE, ASTHMA
NON-ALCOHOLIC FATTY LIVER DISEASE
TYPE 2 DIABETES MELLITUS, METABOLIC SYNDROME
POLYCYSTIC OVARIAN SYNDROME
VENOUS STASIS DISEASE
CARDIOVASCULAR DISEASE, HYPERTENSION
DYSLIPIDEMIA, HYPERCHOLESTEROLEMIA
GASTROESOPHAGEAL REFLUX DISEASE
CANCER (VARIOUS)
STRESS URINARY INCONTINENCE
DEGENERATIVE JOINT DISEASE
GOUT

THERMOSTEM PROGRAM

- “Off the shelf” allogeneic cell-based therapy targeted to treat obesity, Type 2 diabetes and metabolic disorders using brown fat stem cells
- Brown fat has been shown to regulate metabolic homeostasis in the body
- Large library of human brown adipose tissue (BAT), white adipose tissue (WAT) and brown adipose-derived stem cells (BADSC)
- Initial proof of concept completed in small animal model
- Related BAT patent portfolio, including issued patents in the U.S., Australia and Japan
- Platform program for the development of cell and small molecule therapies

METABOLIC PROGRAM HIGHLIGHTS

- First human stem cell derived BAT transfer
- Creation of first human 3D engineered artificial brown adipose tissue construct (aBAT)
- Successful delivery of 3D aBAT construct in mouse model
- Transplantation of aBAT lowered blood glucose levels
- Transplantation of aBAT decreased weight in obese mice
- Published initial proof of concept completed

METABOLIC PROGRAM CLINICAL TIMELINE

biorestorative therapies

2022	2023	2023/2024
File DMF with FDA	Pre-IND Meeting with FDA	Initiate Phase 1/2 Clinical Trial

Expected filing a Drug Master File ("DMF") with the FDA to facilitate licensing opportunities

Schedule pre-IND (Investigational New Drug) meeting with FDA to discuss first-in-man fast-track regulatory pathways.

Upon FDA approval commence Phase 1/2 clinical trial.

INTELLECTUAL PROPERTY

biorestorative therapies

PROGRAM:

DISC/SPINE



PATENT TITLES

- Methods and Compositions to facilitate repair of avascular tissue
- Surgical Methods and Compositions to facilitate repair of avascular tissue
- Therapeutic Delivery Device

OF APPLICATIONS

- 12

STATUS

- 2 ISSUED | 10 PENDING

PROGRAM:

METABOLIC (THERMOSTEM)



PATENT TITLES

- Brown Fat Compositions and Methods
- Human Brown Adipose Derived Stem Cells and Uses
- Non-naturally occurring three-dimensional (3D) Brown Adipose-Derived Stem Cell aggregates and methods of generating and using the same

OF APPLICATIONS

- 25

STATUS

- 19 ISSUED | 6 PENDING

NEAR-TERM GOALS

biorestorative therapies

Q1 2022

- Announce Contracts with Clinical Research Organization (CRO) ✓
- Announce opening of Cell cGMP Manufacturing Facility ✓
- Filings of New BRTX-100 Patents ✓

Q2 2022

- Product Manufacturing Clearance ✓
- Clinical Sites Established for Disc Trial ✓
- Complete BRTX-100 Engineering Runs ✓
- First Patient in–FDA phase 2 clinical trial ✓

Q3 2022

- Enter agreements with additional clinical sites which include large prestigious hospital systems and KOLs
- Continue to enroll and process Sentinel Patients

Q4 2022

- Expect completion of Sentinel enrollment
- Expand Clinical Indication of BRTX-100 to include other Avascular Zones/Musculoskeletal System

COMPANY HIGHLIGHTS

biorestorative therapies

- Disruptive Platform Technologies in Cellular Therapy
- Strong Preliminary Data Indicative of Positive Trial Outcomes
- Active Phase 2 Trial in Spine
- Addressing Multi-Billion Dollar Markets with Unmet Needs
- Opportunity for Key Strategic Partnerships
- Multiple Near-Term Value Enhancing Inflection Points
- Strong Intellectual Property Protection
- Experienced Management Team & Scientific Advisory Board

FINANCIAL SUMMARY

Current Capitalization	Shares
Basic Shares Outstanding	**3,645,886**
Cash on Hand	**$17.9 MILLION**
Debt	**$0**

Sufficiently funded for Ph2 BRTX-100 TRIAL

Data as of Q2 2022

BioRestorative Upcoming Milestones/Catalysts

biorestorative therapies

Events	Timing	Outcome
Safety Data Read out **DSMD**	Q1/2023	• Recommend patients continue in the study • Enablable acceleration of enrollment • Validate Safety Profile/ Program Approach
 **Site Enrollment / Announcements**	Ongoing	• Continue to announce prestigious sites and notable KOLs for BRTX 100 enrollment
University Collaborations/Grants	Ongoing/Future announcements	• University of Washington BRTX 100 program • University of Stockholm Brown Fat Cells
 **PRE IND Announcement**	Q1/Q2 2023	• Brown Fat Platform identify target

SCIENTIFIC ADVISORY BOARD

biorestorative therapies

WAYNE MARASCO, MD, PhD *Chairman of SAB*	Wayne Marasco, M.D., Ph.D. is a principal faculty member of Harvard Stem Cell Institute as well as a Professor in the Department of Cancer Immunology & AIDS at the Dana-Farber Cancer Institute and a Professor of Medicine at Harvard Medical School.
JASON LIPETZ, MD *Chairman of SAB Sub Committee - Disc Advisory Board*	Dr. Lipetz is chief of Spine Medicine for the Northwell Health Spine Center and the founder of Long Island Spine Rehabilitation Medicine.
HARVINDER SANDHU, MD Member *Disc Advisory Board*	Dr. Harvinder Sandhu is an orthopedic spine surgeon at the Hospital for Special Surgery, specializing in minimally invasive spine surgery, endoscopic spine surgery, microsurgery, computer-assisted surgery, and the study and use of spinal biologics
GERALD A. MALANGA, MD Member *Disc Advisory Board*	Dr. Malanga is the Founder and Partner of New Jersey Sports Medicine, LLC and New Jersey Regenerative Institute in Cedar Knolls, New Jersey and President of Interventional Orthopedic Foundation.
WAYNE OLAN, MD Clinical *Director of Regenerative Disc / Spine Program*	Dr. Olan is a board-certified Interventional Neuroradiologist and the director of Endovascular and Minimally Invasive Neurosurgery in Washington, D.C. at The George Washington University Medical Center.
CHRISTOPHER PLASTARAS, MD *Member Disc Advisory Board*	Dr. Plastaras is MossRehabs' Clinical Director of Musculoskeletal Spine & Sports Rehabilitation Medicine.
JOY CAVAGNARO, PHD Member *Member*	Dr. Joy Cavagnaro is currently the President and Founder of Access BIO, L.C., located in Boyce, Virginia, a company specializing in science-based regulatory strategies. Dr. Cavagnaro held positions with the FDA Center for Biologics Evaluation and Research (CBER), for a decade.
NAIYER IMAM, MD, MSC Member *Member*	Naiyer Imam, M.D. is serving as the Chairman and President of First Medicine, Inc, an International telemedicine corporation dedicated to virtual physician services and chronic disease management.

LEADERSHIP

Lance Alstodt

Chairman & CEO

Lance Alstodt joined BioRestorative Therapies as its Chairman and Chief Executive Officer in November 2020. Mr. Alstodt brings over 25 years of experience in operations, strategy, capital raising and mergers & acquisitions. Mr. Alstodt is the Founder and CEO of MedVest Consulting Corporation ("MedVest"), an advisory and capital firm focused exclusively within the healthcare sector, focusing on growth and channel strategy, strategic planning, merger and acquisition support and investor activities.

Prior to MedVest, Mr. Alstodt was a career investment banker with over 25 years of experience in healthcare investment banking, including mergers and acquisitions. In 2011, Mr. Alstodt joined Leerink Partners as Managing Director to help lead its medical technology sector.

Mr. Alstodt brings significant domain experience within the orthopedic and spine specific sectors. From 2008-2011. Mr. Alstodt was a Managing Director and Head of Medical Technology at Oppenheimer & Co. From 2000-2008, he was a Managing Director in the Healthcare Group and Global M&A Group at Bank of America Merrill Lynch ("BAML"). Prior to BAML,

Mr. Alstodt spent seven years in the Global M&A Group at J.P. Morgan Chase, where he worked extensively on acquisitions, leveraged buyouts, private and public financings, exclusive sales and general advisory assignments. Mr. Alstodt received a B.A. in Economics from the State University of New York at Albany, with a secondary concentration in Finance and Marketing.

Francisco Silva

Vice President of R&D

Francisco Silva joined BRT in April 2011 and is Vice President of Research and Development. Mr. Silva has over 20 years of experience in the development of cellbased therapeutics, with emphasis on translating off-the-shelf technologies.

Mr. Silva is responsible for all laboratory operations and leads the development and clinical translation of our stem cell programs and is the inventor of BioRestorative Therapies ThermoStem® program.

Mr. Silva previously served as Chief Executive Officer of two companies engaged in the commercialization of human-based biologics for both research and therapeutic applications. From 2003 to 2007,

Mr. Silva was Vice President of Research and Development for PrimeGen Biotech LLC, a company engaged in the development of cell-based platforms. He was responsible for the development of cell-based platforms that focused on germ line reprogramming. Mr. Silva has taught courses in biology, anatomy and advanced tissue culture at California State Polytechnic University.

He has obtained a number of issued patents relating to stem cells and has had numerous manuscripts published with regard to translational stem cell research. Mr. Silva graduated from California State Polytechnic University with a degree in Biology. He also obtained a Graduate Presidential Fellowship and MBRS Fellowship from California State Polytechnic University.

Robert Kristal

CFO

Mr. Kristal is an experienced and versatile professional who brings over 25 years of experience in various roles at Wall Street and Bay Street Investment Banks. Mr. Kristal has built teams in both Institutional sales and Equity Research at firms which have developed a notable presence in healthcare research and capital market activities. Most recently he served as the Head of Research for H.C. Wainwright, growing their research product and presence in the biotech/biopharma space.

Mr. Kristal has been involved in numerous transactions in investment and merchant banking and has extensive experience in providing strategic advice and dealing with investors and corporate management.

Mr. Kristal received a BA from Wilfrid Laurier University and Bachelor of Commerce from University of Windsor. Mr. Kristal holds the CFA designation.

biorestorative therapies